Prime Credit Card Master Trust					14-Apr-05
					12:20 PM
Settlement Statement
-	-	--

Distribution Date:					15-Apr-05

Monthly Period:		March 2005
		27-Feb-05
		02-Apr-05

(i) Collections					$514,754,676
Finance Charge					46,769,603
Principal					467,985,073

(ii) Investor Percentage - Principal Collections					02-Apr-05

	Series 2000-1				24.8%
	A				20.8%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.8%
	A				20.8%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Apr-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Apr-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Apr-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,368,783.08
	A				$2,829,721.20
	B				269,530.94
	C				269,530.94

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			02-Apr-05		$2,022,095,031.67
Principal Receivables in Trust					$1,935,407,817.66

(xii) Invested Amount			02-Apr-05

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					8.574%
Finance Charge Receivables Factor					4.287%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.07%	$1,767,903,704
	1-29 days			3.96%	$76,075,150
	30-59 days			1.25%	$24,050,148
	60-89 days			0.79%	$15,175,297
	90-119 days			0.58%	$11,146,037
	120-149 days			0.54%	$10,275,763
	150 days +			0.81%	$15,538,093
	Total			100.00%	$1,920,164,192

	Balance in Principal Funding Account			2-Apr-05	$0

Last Updated on 4/15/05
By HO0DMW